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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 21, 2005

                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


      DELAWARE                      33-60032                   62-1518973
  (State or other                 (Commission                 (IRS Employer
jurisdiction of incorporation)    File Number)            Identification Number)


   1001 Tillman Street, Memphis, Tennessee                             38112
  (Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (901) 320-8100

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8.  OTHER EVENTS

Item 8.01.  Other Events

On September 21, 2005, Buckeye Technologies Inc. issued a press release announcing that it is implanting product surcharges of up to 5% effective October 1, 2005. A copy of the press release is attached as exhibit 99.1.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit
Number                                                  Description
-------------    --------------------------------------------------------------

  99.1         Press Release of Buckeye Technologies Inc. dated September 21,
               2005.

                                                              Exhibit 99.1
News from
[OBJECT OMITTED]

FOR IMMEDIATE RELEASE
                             Contacts:   Kris Matula, Executive Vice President
                                         and Chief Financial Officer
                                         901-320-8588
                                         Chad Foreman
                                         Investor Relations Manager
                                         901-320-8828
                                         Website:  www.bkitech.com


BUCKEYE ANNOUNCES PRODUCT SURCHARGES



MEMPHIS, TN September 21, 2005 - Buckeye Technologies Inc. (NYSE:BKI) today announced that it is implementing product surcharges of up to 5% effective October 1, 2005. The need for the surcharges has been brought about by unprecedented energy related cost increases which have been exacerbated by the impact of Hurricane Katrina. The surcharges will apply to sales during the October-December quarter and will be reevaluated on a quarterly basis.

Buckeye Chairman, David B. Ferraro, commented, "The extraordinary and unprecedented high costs we are experiencing make this step necessary. We will work closely with all customers to handle this difficult situation in the best possible manner. We are hopeful that these energy related cost increases will subside sometime in calendar year 2006, allowing us to return to more normal pricing mechanisms."

Buckeye, a leading manufacturer and marketer of specialty fibers and nonwoven materials, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                          BUCKEYE TECHNOLOGIES INC.


                          /S/ KRISTOPHER J. MATULA
                          --------------------------------------
                          Kristopher J. Matula
                          Executive Vice President and Chief Financial Officer September 21, 2005